Exhibit 10.52

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

国家电投集团贵州金元威宁能源股份有限公司

与
江苏弘之翰新能源有限公司
关于
黔西南州中弘新能源有限公司

70%股权的转让协议

Agreement on the Transfer of 70% of Equity Interests

In Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.

Between
State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.

and

Jiangsu Hongzhihan New Energy Co., Ltd.

贵州·贵阳
Guiyang, Guizhou

2020年12月
December 2020

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

目录

Contents

第一条定义	4
Article 1 Definition	4
第二条 标的股权	5
Article 2 Subject Equity Interests	5
第三条 股权转让对价及支付	6
Article 3 Consideration of Equity Transfer and Payment	6
第四条 标的股权的交割	7
Article 4 Delivery of Subject Equity Interests	7
第五条 过渡期管理	8
Article 5 Management during the Transition Period	8
第六条 期间损益	10
Article 6 Profit and Loss during the Term	10
第七条 声明、承诺及保证	10
Article 7 Representations and Warranties	10
第八条 特别事项	14
Article 8 Miscellaneous	14
第九条 保密	16
Article 9 Confidentiality	16
第十条 不可抗力	17
Article 10 Force Majeure	17
第十一条 税费	17
Article 11 Taxes and Fees	17
第十二条 违约责任	17
Article 12 Liability for Breach of Contract	17
第十三条 协议生效	19
Article 13 Effectiveness of the Agreement	19
第十四条 协议的变更和解除	19
Article 14 Change and cancellation of the Agreement	19
第十五条 适用法律和争议的解决	20
Article 15 Applicable Law and Settlement of Dispute	20
第十六条 通知和送达	21
Article 16 Notification and service	21
第十七条 其他	22
Article 17 Others	22
附件一：《评估报告》	25
Annex I: “Assessment Report”	25
附件二：《审计报告》	25
Annex II: “Audit Report”	25
附件三：交割确认书	25
Annex III: Confirmation of Delivery	25
附件四：移交资料清单	26
Annex IV: List of the handover documents	26
附件五：已签订合同清单	33
Annex V: Signed Contract List	33

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

本协议由以下双方于（2020）年（12）月（29）日在（贵阳）签署：

The Agreement is made and entered into by and between the following parties as of December 29, 2020:

转让方：江苏弘之翰新能源有限公司

Transferor: Jiangsu Hongzhihan New Energy Co., Ltd.

统一社会信用代码：91320115MA1NBUWW7Q

Unified social credit code: 91320115MA1NBUWW7Q

法定代表人：芮耘

Legal representative: Rui Yun

住所：南京市江宁区诚信大道885号诚信大厦1108-1室（江宁开发区）

Domicile: Room 1108-1, Chengxin Building, No. 885, Chengxin Avenue, Jiangning District, Nanjing (Jiangning Development Zone)

受让方：国家电投集团贵州金元威宁能源股份有限公司

Transferee: State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.

统一社会信用代码：91520526308821665K

Unified Social Credit Code: 91520526308821665K

法定代表人：郑发松

Legal representative: Zheng Fasong

住所：贵州省毕节市威宁彝族回族自治县草海镇威双大道

Domicile: Weishuang Avenue, Caohai Town, Weining County, Bijie City, Guizhou Province

鉴于：

Whereas:

1. 黔西南州中弘新能源有限公司（以下简称“目标公司”）系依据中国法律合法、有效设立和续存的有限责任公司，具有独立的法人主体资格，统一社会信用代码： 91522320MA6J7W2U9Y,注册资本：9600万元，实缴5786.98万元。

Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd. (hereinafter referred to as the “Target Company”) is a limited liability company with independent legal entity qualifications legally and validly established and existing under the laws of the PRC, of which the unified social credit code is 91522320MA6J7W2U9Y, the registered capital is RMB 96,000,000, and the paid-in capital is RMB 57,869,800.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

2. 于本协议签署日，转让方持有目标公司100%股权。
The Transferor holds 100% of the equity interests of the Target Company at the date of execution of the Agreement.

3. 转让方有意将其持有的目标公司70％股权转让给受让方，受让方有意受让该股权。
The Transferor intends to transfer 70% of the equity interests in the Target Company to the Transferee, and the Transferee agrees to purchase such equity interests.

4. 国家电投集团贵州金元威宁能源股份有限公司聘请的具有审计资格的信永中和会计师事务所(特殊普通合伙)以2020年9月30日为评估基准日，已对目标公司进行财务审计，并出具《审计报告》（XYZH/2020CCA30290）。
ShineWing Certified Public Accountants, which was engaged by State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd. and is qualified to conduct audit, has conducted a financial audit on the Target Company with September 30, 2020 as the Appraisal Base Date and issued the Audit Report (XYZH/2020CCA30290).

5. 国家电投集团贵州金元威宁能源股份有限公司聘请的具有评估资格的北京中同华资产评估有限公司以2020年9月30日为评估基准日，已对目标公司的股东权益值进行评估，并出具《评估报告》。
China Alliance Appraisal Co., Ltd., which was engaged by the State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd. and has appraisal qualifications, has appraised the value of the shareholders’ equity of the Target Company with September 30, 2020 as the Appraisal Base Date and issued the Appraisal Report.

为此，根据《中华人民共和国公司法》、《中华人民共和国合同法》及其它相关法律法规的规定，本着平等互利、友好协商的原则，转让方与受让方就股权转让等事宜达成如下协议，以资共同信守。
Now Therefore, in accordance with the provisions of the Company Law of the People’s Republic of China, the Contract Law of the People’s Republic of China and other applicable laws and regulations, and based on the principle of equality, mutual benefit and good faith, the Transferor and Transferee hereby enter into the following binding agreement with respect to equity transfer and other matters.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

第一条定义

Article 1 Definition

1.1 除非本协议另有约定，下列词语表述如下含义：

1.1 Unless otherwise agreed herein, the terms below shall have the following meanings:

受让方 Transferee	拟接收标的股权的一方：国家电投集团贵州金元威宁能源股份有限公司 The Party intending to accept the Subject Equity Interests, i.e. State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.
转让方 Transferor	拟转让标的股权的一方：江苏弘之翰新能源有限公司 The Party intending to transfer the Subject Equity Interests, i.e. Jiangsu Hongzhihan New Energy Co., Ltd.
目标公司 Target Company	转让方所持股权的公司：黔西南州中弘新能源有限公司 The company in which the equity interests are held by the Transferor, i.e. Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.
项目 Project	义龙新区龙广安叉农业光伏项目 Yilong New District Longguang Ancha Agricultural Photovoltaic Project
双方 Parties	转让方和受让方的合称 Both the Transferor and the Transferee
一方 Party	转让方或受让方中的任何一方 Either the Transferor or the Transferee
标的股权 Subject Equity Interests	转让方持有的用于交付给受让方目标公司70%的股权 70% of the equity interests in the Target Company held by the Transferor and to be transferred to the Transferee
本次股权转让 Equity Interests Transfer	转让方向受让方转让其持有的目标公司70%股权 The Transferor's transfer of 70% of the equity interests in the Target Company held by it to the Transferee
发电收益 Power Generation Income	目标公司通过发电业务所获得的全部收益 All the income earned by the Target Company through power generation activities
可研报告 Feasibility Study Report	委托北京乾华科技发展有限公司编制、并经中电投电力工程有限公司审查通过的可行性研究报告（中电投工程函〔2020〕15号）
The feasibility study report prepared by Beijing Wiscom Science and Technology Development Co., Ltd. and reviewed and approved by SPIC Energy Technology & Engineering Co., Ltd. (Zhong Dian Tou Gong Cheng Han [2020] No. 15)
上网电价 Feed-in Tariff	指项目执行上网电价为0.4413元/千瓦时 The feed-in tariff applicable to the Project of RMB 0.4413/kWh
评估基准日 Appraisal Base Date	为本次股权转让对目标公司的股东权益进行评估而确定的日期：2020年9月30日 The base date determined for the appraisal of the shareholders' equity of the Target Company for the purpose of this equity transfer: September 30, 2020
《审计报告》 Audit Report	指具有资格的信永中和会计师事务所(特殊普通合伙)对目标公司财务状况进行审计后出具的《审计报告》（XYZH/2020CCA30290）
The Audit Report (XYZH/2020CCA30290) issued by ShineWing Certified Public Accountants, which is qualified to conduct audit, after conducting an audit on the financial position of the Target Company
《资产评估报告》 Asset Appraisal Report	指具有评估资格的北京中同华资产评估有限公司出具的且已经国家电投集团备案的《资产评估报告》 The Asset Appraisal Report issued by China Alliance Appraisal Co., Ltd., which is qualified for appraisal, and filed with the SPIC
本协议 The Agreement	转让方与受让方就转让标的股权签署的协议 The Agreement concluded by and between the Transferor and the Transferee regarding the Subject Equity Interests
交割日 Delivery Date	转让方与受让方完成标的股权转让的工商变更登记手续之日 The date on which the Transferor and the Transferee complete the change registration of business license regarding the transfer of the Subject Equity Interests
过渡期 Transition Period	自评估基准日起，至交割完成日止的期间 The period from the Appraisal Base Date to the Delivery Date
印章 Seals	目标公司的公章、合同章、财务专用章及生产经营中使用的电子印鉴、密钥、其他印鉴等 Official seal, contract seal, financial seal as well as electronic seal, key and other seals used in production and operation of the Target Company

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

证照 Certificates

目标公司的所有有效成立文件、资质/资格文件、许可证书或文件、财产权属凭证、各类政府批文等
All valid establishment documents, qualification documents, license certificates or documents, property ownership certificates, various government approvals, etc. of the Target Company

档案资料 Archives	目标公司的档案资料，包括但不限于财务、劳动人事、生产、质量、市场销售、采购、工程建设、合同管理等方面的档案资料
The archives of the Target Company, including but not limited to archives regarding finance, labor and personnel, production, quality, marketing, procurement, engineering construction, contract management, etc.
法律法规 Regulations	中国现行有效的法律、法规、规章或其他具有普遍法律约束力的规范性文件，包括其不时的修改、修正、补充、解释或重新制定
China's current laws, regulations, rules or other normative documents with general legal binding force, as amended, modified, supplemented, interpreted or reenacted from time to time
权利负担 Encumbrance	为确保、取得或实现限制一项资产或权利的使用、处置、或转让的效果（或目的）而以任何方式设置的任何类型的抵押、质押、留置、担保权益、优先权、期权、所有权保留、信托安排或其他情形
Any type of mortgage, pledge, lien, security interest, priority, option, retention of title, fiduciary arrangement or otherwise created to secure, acquire or achieve the effect (or purpose) of restricting the use, disposition or transfer of certain asset or right
权利限制 Restriction on Rights	因国家机关或政府部门的强制措施、决定、裁定、判决等，或因转让方、目标公司的违法行为或违约行为，或因合同、协议约定，导致不能行使或不能完整行使一项资产或权利的任何相关权利
Failure to exercise or fully exercise any rights relating to certain asset or right due to compulsory measures, decisions, rulings and judgments of state organs or government departments, or illegal acts or defaults of the Transferor or the Target Company, or the provisions of any contract or agreement
税费 Taxes	因本次股权转让而应向国家机关、政府部门或企事业单位缴纳的税金、附加税、附加费、行政规费、手续费等款项支出
Taxes, additional taxes, surcharges, administrative fees, handling charges and other expenses that should be paid to state organs, government departments or enterprises and institutions due to this equity transfer
损失 Losses	本协议所涉及的相关直接和间接的经济损失 Related direct and indirect financial losses in connection with the Agreement
日 Day	自然日 Calendar day
工作日 Business Day	除星期六、星期天及法定节假日以外的中国法定工作时间 Statutory business days in China except Saturdays, Sundays and public holidays
元 Yuan	人民币元 RMB Yuan

第二条 标的股权

Article 2 Subject Equity Interests

2.1 双方同意，本次股权转让的标的股权为转让方持有的目标公司70%股权。

2.1 The Parties agree that the Subject Equity Interests of this equity transfer is 70% of the equity interests in the Target Company held by the Transferor.

2.2 转让方同意根据本协议约定将其持有的目标公司70%股权转让给受让方，受让方同意根据本协议约定受让该等股权。

2.2 The Transferor agrees to transfer 70% of the equity interests in the Target Company held by it to the Transferee in accordance with this Agreement, and the Transferee agrees to purchase such equity interests in accordance with this Agreement.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

第三条 股权转让对价及支付

Article 3 Consideration of Equity Transfer and Payment

3.1 股权转让的对价

3.1 Consideration of Equity Transfer

双方同意，标的评估价暂定为5090万元，标的股权的对价暂定为3563万元（5090万元×70%=3563万元），最终交易对价按取得国家电投备案的《资产评估报告》所载之结果经本协议双方共同确定。
The Parties agree that the appraisal price of the Subject Equity Interests is tentatively set at RMB50,900,000 and the consideration for the subject equity interest is tentatively set at RMB35,630,000 (i.e. 70% of RMB50,900,000), with the final transaction consideration to be determined jointly by the Parties hereto based on the appraisal results set out in the Asset Appraisal Report filed with SPIC.

3.2 股权转让对价的支付

3.2 Payment of Consideration of Equity Transfer

3.2.1 双方同意，本次股权转让对价按以下方式支付：

3.2.1 The Parties agree that the consideration of the equity transfer shall be paid as follows:

3.2.1.1 股权转让协议签署生效且项目公司交割后10个工作日内，转让方已向受让方移交有关证照及印章，受让方向转让方支付股权转让暂定对价款的60%，即2137.8万元。

3.2.1.1 Within 10 business days after the execution of this Agreement and the delivery date of the Project Company as well as the Transferor’s handing over the relevant certificates and seals to the Transferee, the Transferee shall pay 60% of the tentative consideration for the equity transfer, i.e. RMB21,378,000, to the Transferor.

3.2.1.2 剩余股权转让款在《资产评估报告》取得国家电投集团备案后10个工作日内完成支付。若2021年4月30日仍未取得国家电投集团备案，剩余股权款支付相关约定由双方另行协商。

3.2.1.2 The remaining consideration of the equity transfer shall be paid within 10 business days after the Asset Appraisal Report is filed with SPIC. If the Asset Appraisal Report fails to be filed with the SPIC by April 30, 2021, the agreement relating to the payment of the remaining consideration for the equity payment shall be negotiated by the Parties.

3.2.2 受让方可以银行转账、银行汇款、支票或双方同意的其他方式向转让方支付本次股权转让对价款。

3.2.2 The Transferee may pay the consideration of the equity transfer to the Transferor by bank transfer, bank remittance, cheque or other means agreed by the Parties.

3.2.3 转让方指定收取本次股权转让对价及本协议项下其他款项的银行账户信息如下：

3.2.3 The details of bank account designated by the Transferor to receive the consideration of the equity transfer and other payments hereunder are as follows:

账户名：江苏弘之翰新能源有限公司

Account name: Jiangsu Hongzhihan New Energy Co., Ltd.

账户号：125907840310701

Account No.: 125907840310701

开户行：招商银行南京江宁科学园支行

Name of Bank: Nanjing Jiangning Science Park Sub-branch, China Merchants Bank

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

第四条 标的股权的交割

Article 4 Delivery of Subject Equity Interests

4.1 股权交割

4.1 Delivery of Equity

双方同意，本协议生效后15个工作日内双方完成标的股权转让的工商变更登记手续，包括修改股东名册的记载，完成与本次股权转让相关的股权变更、董事、监事及高级管理人员变更、公司章程变更等工商变更登记（备案）手续并取得有管辖权的工商登记机关就本次股权转让核发的准予变更登记通知书及新营业执照。
The Parties agree to, within 15 business days after this Agreement comes into force, complete the procedures of business change/filing registration for the transfer of the Subject Equity Interests, including the modification of the register of shareholders, change of equity, directors, supervisors and officers as well as articles of association, and acquire the notice of approving the change registration and new business license issued by competent business registration authority regarding the equity transfer.

4.2 股权交割前，由受让方组织第三方对目标公司做一次专项审计，确认目标公司的债权债务。

4.2 Prior to the delivery of equity, the Transferee shall engage a third party to conduct a special audit on the Target Company to confirm the creditor’s rights and debts of the Target Company.

4.3 管理权移交

4.3 Transfer of Management Power

本协议生效当日，转让方应在目标公司住所地向受让方（或受让方指定人员）移交目标公司管理权，向受让方移交目标公司和项目公司的所有印章、证照、资产（资产明细详见本协议附件一《评估报告》）。转让方与受让方应对移交的印章、证照、资产进行清点和查验，受让方确认无误并不持异议后，转让方与受让方应共同签署交割确认书（附件三）。
On the effective date of this Agreement, the Transferor shall transfer the management power of the Target Company, and all seals, certificates and assets (see Annex I Appraisal Report for details of assets) of the Target Company and the Project Company to the transferee (or the person designated by the Transferee) at the domicile of the Target Company. The Transferor and the Transferee shall count and inspect the seals, licenses and assets handed over, and after the Transferee confirms that there is no error and it has no objection, the Transferor and the Transferee shall jointly sign the Delivery Confirmation (Annex III).

4.4 项目资料移交

4.4 Transfer of Project Materials

转让方自交割日起10个工作日内将项目相关资料全部移交给受让方（资料清单附件四）。
The Transferor shall, within 10 business days from the delivery date, transfer all relevant materials of the project to the Transferee (see Annex IV List of Materials).

4.5受让方应就标的股权的交割、目标公司因办理本次股权转让而涉及的工商变更等事宜给予必要配合并签署必须的法律文件。

4.5 The Transferee shall provide necessary cooperation and execute necessary legal documents with respect to the delivery of the Subject Equity Interests and the business change registration of the Target Company in connection with the equity transfer.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

第五条 过渡期管理

Article 5 Management during the Transition Period

5.1 过渡期

5.1 Transition Period

双方确认，自合作协议签署完成之日起至交割日止的期间为过渡期。
The Parties acknowledge that the period from the execution date of the Agreement to the delivery date is the Transition Period.

5.2 过渡期管理

5.2 Management during the Transition Period

5.2.1 过渡期内，转让方应保证合法、有效地持续拥有标的股权，保证标的股权权属清晰，无权属纠纷或潜在争议，亦无权利负担或权利限制。

5.2.1 During the transition period, the Transferor shall ensure that the Subject Equity Interests continue to be legally and effectively owned by it, and that the ownership of Subject Equity Interests is clear and free from any actual or threatened dispute and encumbrance or restriction on rights.

5.2.2 过渡期内，转让方应以善良管理人的注意义务管理目标公司及其资产，保证目标公司及其资产不发生重大不利变化；同时，确保目标公司合法、有效存续，生产经营不出现重大不利变化，不存在降低持续盈利能力的情形。

5.2.2 During the Transition Period, the Transferor shall manage the Target Company and its assets with the duty of care of a bona fide manager to ensure that no material adverse change occurs to the Target Company and its assets; at the same time, the Transferor shall ensure that the Target Company is existing legally and validly, and there is no material adverse change in its production and operation activities, and there are no circumstances that reduce its sustainable profitability.

5.2.3 过渡期内，转让方应谨慎、勤勉、善意地行使对目标公司的股东权利；若有需要股东决策的事项，应经受让方事先书面同意。

5.2.3 During the transition period, the Transferor shall exercise the shareholders’ rights of the Target Company prudently, diligently and in good faith; in case of any matter requiring the decision of shareholders, it shall be subject to the Transferee’s prior written consent.

5.2.4 过渡期内，转让方应确保并督促目标公司的董事、监事、高级管理人员忠实、勤勉、审慎地履行职务，维护目标公司利益。

5.2.4 During the Transition Period, the Transferor shall ensure and supervise the directors, supervisors and officers of the Target Company to perform their duties faithfully, diligently and prudently and safeguard the interests of the Target Company.

5.2.5 过渡期内，未经受让方事先书面同意，转让方应确保目标公司不发生下列情形：

5.2.5 During the Transition Period, the Transferor shall ensure that the Target Company does not have any of the following circumstances without the prior written consent of the Transferee:

5.2.5.1 改变和调整其在本协议签署日前既有的经营模式、产品或服务的品种结构，对现有业务做出实质性变更，或暂停（或终止）现有主要业务；

5.2.5.1 To change and adjust its existing business model, product or service variety structure prior to the execution date hereof, make material change to its existing business, or suspend (or terminate) its existing major business;

5.2.5.2 增加或减少注册资本，或调整股权结构，或安排（或实施）公司解散或重组；

5.2.5.2 To increase or decrease its registered capital, or adjust the shareholding structure, or arrange (or implement) the dissolution or reorganization;

5.2.5.3 发行债券、可转换债、认购股权或设定其他可转换为股权的权利，或授予或同意授予任何收购或认购目标公司股权的权利；

5.2.5.3 To issue bonds or convertible bonds, subscribe for equity or create other rights convertible into equity, or grant or agree to grant any right to acquire or subscribe for equity of the Target Company;

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

5.2.5.4 进行利润分配或其他财产分配，或者通过分配利润或其他财产分配的决议；

5.2.5.4 To carry out profit distribution or other property distribution, or adopt a resolution on profit distribution or other property distribution;

5.2.5.5 交易金额超过壹万元的资产购置、租赁、处置以及对外股权投资或并购；

5.2.5.5 To carry out asset purchase, lease, disposal and foreign equity investment or merger with a transaction amount of more than 10,000 yuan;

5.2.5.6 为第三方（包括其股东或关联方）提供资金、资产或担保；

5.2.5.6 To provide funds, assets or guarantees for a third party (including its shareholders or affiliates);

5.2.5.7 发生任何非经营性债权债务，或单笔金额超过壹万元的经营性债权债务；

5.2.5.7 To incur any non-operating claims and debts, or any operating claims and debts with a single amount of over 10,000 yuan;

5.2.5.8 任免董事、监事、高级管理人员或核心技术人员；

5.2.5.8 To appoint and remove directors, supervisors, officers or key technical personnel;

5.2.5.9 修订公司章程；

5.2.5.9 To amend the articles of association;

5.2.5.10 调整员工薪酬或福利，或做出调整安排；

5.2.5.10 To adjust or arrange to adjust employee’s compensation or benefits;

5.2.5.11 从事任何可能导致其现有许可、资质发生变更或无效、失效、被撤销的行为；

5.2.5.11 To engage in any act that may cause the change or nullity, invalidation or revocation of its existing licenses or qualifications;

5.2.5.12 处置目标公司的商标、专利、专有技术、域名、软件和其他知识产权（以下合称“知识产权”），或知识产权上设置权利负担或出现权利限制，或出现任何对知识产权的价值、合法性、有效性或权利完整性造成（或可能造成）不利影响的情形；

5.2.5.12 To dispose of the Target Company’s trademarks, patents, know-how, domain names, software and other intellectual property rights (collectively, the “Intellectual Property Rights”), or create encumbrance or restrictions on intellectual property rights, or incur any circumstance that causes (or threatens to cause) any adverse effect on the value, legality, validity or integrity of the Intellectual Property Rights;

5.2.5.13 出现其他任何对标的股权的价值、合法性、有效性或权利完整性造成（或可能造成）不利影响的情形，或出现其他任何对目标公司或目标公司的资产、生产经营、持续盈利能力造成（或可能造成）不利影响的情形。

5.2.5.13 To incur any circumstance that causes (or threatens to cause) any adverse effect on the value, legality, validity or integrity of the Subject Equity Interests, or on the Target Company or the Target Company’s assets, production and operation, sustainable profitability.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

第六条 期间损益

Article 6 Profit and Loss during the Term

6.1自义龙新区龙广安叉农业光伏电站项目合作协议签订完成之日起，项目发电收益归项目公司所有，转让方不得擅自分红和提取，待完成股转工商变更后由项目公司各股东按股比分红。

6.1 As of the date of executing the cooperation agreement on Yilong New District Longguang Ancha Agricultural Photovoltaic Project, the power generation income thereof shall belong to the Project Company, and the Transferor shall not distribute dividends or appropriate the income without authorization. After the completion of the business change registration of the equity transfer, the shareholders of the Project Company shall distribute dividends according to their shareholding ratio.

第七条 声明、承诺及保证

Article 7 Representations and Warranties

7.1 转让方的声明、承诺及保证

7.1 Representations and Warranties of the Transferor

转让方向受让方不可撤销地声明、承诺及保证如下：

The Transferor and the Transferee hereby irrevocably make the following representations and warranties:

7.1.1 转让方为依法设立并有效存续的独立企业法人，拥有完全权利能力及行为能力订立本协议，并按本协议行使权利及履行义务。

7.1.1 The Transferor is a lawfully established and validly existing independent business entity with full power and capacity to enter into this Agreement and exercise its rights and perform its obligations hereunder.

7.1.2 转让方就本次股权转让及本协议已履行全部必要的程序并取得全部必要的授权，本协议生效后即可对转让方构成有效的、和有约束性的义务。

7.1.2 The Transferor has performed all necessary procedures and obtained all necessary authorization with respect to the equity transfer and this Agreement, and this Agreement shall constitute valid and binding obligations to the Transferor upon coming into force.

7.1.3 为本次股权转让，转让方向受让方或受让方聘请的中介机构提供的信息、资料和文件均真实、准确、完整、及时、有效，所提供的信息、资料和文件不存在虚假记载、误导性陈述或重大遗漏。

7.1.3 For the purpose of the equity transfer, all the information, materials and documents provided by the Transferor to the Transferee or the intermediary agency engaged by the Transferee are true, accurate, complete, timely and effective, and free from any misrepresentations, misleading statements or material omissions.

7.1.4 转让方持有的标的股权为合法取得和持有的自有财产，具有合法、完整的权利，其持有的标的股权权属清晰，无纠纷或潜在争议，不存在代持或委托持有情形，除因项目融资租赁事宜将标的股权出质给南网融资租赁有限公司外，不存在其他任何权利负担或权利限制。

7.1.4 The Subject Equity Interests held by the Transferor are its own property acquired and held legally with legal and complete rights, the ownership of the Subject Equity Interests held by it is clear, free of any dispute or potential dispute, any shareholding on behalf of or entrusted by any other person, or any other encumbrance or restrictions on rights, except for pledging the Subject Equity Interests to China Southern Power Grid Financial Lease Co., Ltd. for the purpose of project financing.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

7.1.5 目标公司的其他股东已经以书面方式同意转让方转让标的股权并明确放弃对标的股权优先购买权；转让方或目标公司的债权人或其他权利相关方已同意本次股转。

7.1.5 All other shareholders of the Target Company have agreed in writing to the Transferor’s transfer of the Subject Equity Interests and expressly waived their preemptive rights to the Subject Equity Interests; and the Transferor or the Target Company’s creditors or other stakeholders have agreed to this equity transfer.

7.1.6 本协议的签署和履行不会违反目标公司现行有效的组织性文件，或违反任何中国法律，或违反以转让方或/和目标公司为一方的有法律约束力的合同或协议，或导致目标公司已签署的协议或合同的对方可以主张解除其义务或获得其他权利主张。

7.1.6 The execution and performance of this Agreement will not violate the organizational documents of the Target Company currently in force, or violate any law of the PRC, or violate any legally binding contract or agreement to which the Transferor or/and the Target Company is a party, or cause the other party to any agreement or contract already entered into by the Target Company to be able to claim a release of its obligations or obtain other claims.

7.1.7 目标公司是依法成立并有效存续的有限责任公司，不存在任何虚假出资、抽逃出资等违反股东义务及责任的行为，不存在任何导致或可能导致目标公司解散、清算或破产的情形。

7.1.7 The Target Company is a limited liability company established and validly existing in accordance with the law, without any violation of shareholders’ obligations and responsibilities such as false capital contribution or flight of capital contribution, or any situation that causes or may cause the dissolution, liquidation or bankruptcy of the Target Company.

7.1.8 目标公司历次股权变动真实、合法，不存在现实或潜在的股权争议或纠纷。

7.1.8 The previous equity changes of the Target Company are true and legal, and there is no real or potential equity controversy or dispute.

7.1.9 目标公司已合法、有效地取得和拥有经营业务所需的一切批准、授权、许可或资质，不存在任何可能导致上述批准、同意、授权、许可或资质失效的情形。

7.1.9 The Target Company has obtained and maintains legally and validly all approvals, authorizations, licenses or qualifications necessary for the operation of their business, and there is no circumstance that may cause the said approvals, consents, authorizations, licenses or qualifications to be invalid.

7.1.10 目标公司各项财产权属清晰，均处于良好的运作及操作状态，足以满足目标公司目前开展业务的需要，且不存在冻结、司法查封等任何权利负担或权利限制。

7.1.10 The properties of the Target Company have clear ownership and are in good operating and operational conditions, sufficient to meet the needs of the Target Company for carrying out their business at present, free of freezing, judicial seizure or any other encumbrance or restrictions on rights.

7.1.11 目标公司不存在重大违法违规行为及或有风险；本次股权转让完成后，目标公司因交割完成日之前的事由或原因而被任何政府机关或主管单位的行政处罚，或任何其他方因交割完成日之前的事由或原因而向目标公司索赔或主张权利，转让方将承担全部责任和费用，并赔偿受让方遭受的损失。

7.1.11 The Target Company has no material violation of laws or regulations or contingent risk; after the completion of this equity transfer, if the Target Company is subject to any administrative penalty imposed by any governmental authority or competent unit for any cause or reason occurred prior to the Delivery Date, or if any other party claims or asserts any right against the Target Company for any cause or reason occurred prior to the Delivery Completion Date, the Transferor will assume all the responsibilities and expenses therefor and compensate the losses suffered by the Transferee.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

7.1.12 目标公司在业务过程中使用的商标、专利、专有技术、域名、著作权、软件和其他知识产权均由目标公司合法所有或已取得合法有效的授权，不存在侵犯他人合法权益的情形。目标公司拥有的知识产权没有设置任何权利负担，亦无任何权利限制。

7.1.12 The trademarks, patents, proprietary technologies, domain names, copyrights, software and other intellectual property rights used by the Target Company in the course of business are legally owned by the Target Company or have been legally and validly licensed, without any infringement of the legitimate rights and interests of others. The intellectual property rights owned by the Target Company are free of any encumbrance or restrictions on rights.

7.1.13 除已向受让方披露情形外，目标公司没有违反中国现行法律、法规及规范性文件，没有受到任何对其生产经营有重大不利影响的行政处罚决定或法院或仲裁机构的判决、裁定，没有可能导致诉讼、仲裁、行政处罚或索赔事项的或有事项或潜在风险。

7.1.13 Except for the circumstances disclosed to the Transferee, the Target Company has not violated any of the current laws, regulations and normative documents of the PRC, have not been subject to any administrative penalty decision or any judgment or ruling of a court or arbitration institution that has a material adverse impact on their production and operation activities, and have no contingent event or potential risk that may lead to a litigation, arbitration, administrative penalty or claim.

7.1.14 目标公司不存在劳动用工方面的重大违法行为，若因交割完成日前的事由，目标公司与员工发生争议、劳动仲裁、诉讼或其他纠纷的，转让方将承担全部责任和费用，并赔偿受让方遭受的损失。

7.1.14 The Target Company has no serious illegal activities with respect of labor employment. In case of any dispute, labor arbitration, lawsuit or other dispute between the Target Company and its employees due to any cause occurred prior to the Delivery Date, the Transferor will assume all the responsibilities and expenses therefor and compensate the losses suffered by the Transferee.

7.1.15 目标公司执行的税种和税率符合法律法规的规定，按时足额缴纳或代扣代缴各项税款，不存在任何违反税务法律法规的情形，与税务主管机关亦不存在或潜在任何争议或纠纷。

7.1.15 The tax types and tax rates applied by the Target Company are in compliance with the laws and regulations, and all the taxes are paid or withheld in full and on time, without any violation of tax laws and regulations, or any dispute or potential dispute with the competent tax authorities.

7.1.16转让方及其董事、监事及高级管理人员或目标公司的董事、监事及高级管理人员与目标公司之间不存在任何侵害（或可能侵害）目标公司利益的交易或合同、协议。

7.1.16 There is no transaction or contract or agreement that infringes (or may infringe) the interests of the Target Company entered into by the Transferor and its directors, supervisors and officers or the directors, supervisors and officers of the Target Company with the Target Company.

7.1.17本协议签署后，转让方及其推荐的目标公司董事、监事及高级管理人员均不做出任何造成（或可能造成）目标公司承担经济损失、商誉或信用贬损等不利后果的行为，亦不发表造成（或可能造成）上述后果的言论。

7.1.17 After the signing of this Agreement, neither the Transferor nor the directors, supervisors and officers of the Target Company nominated by the Transferor will do anything that causes (or may cause) the Target Company to bear adverse consequences such as economic loss, goodwill or credit devaluation, or make statements that cause (or may cause) such consequences.

7.1.18若转让方违反本协议项下承诺、保证或其声明不真实，则转让方将承担全部责任和费用，并赔偿受让方遭受的损失。

7.1.18 If the Transferor breaches its warranties hereunder or its representations are untrue, the Transferor shall bear all responsibilities and expenses and compensate the Transferee for the losses arising therefrom.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

7.1.19目标公司作为协议一方的任何协议、合同和法律文件均合法有效。目标公司及相对方已依照法律和合同适当履行了其作为协议一方的协议、合同和法律文件项下的义务，不存在会导致重大不利影响的违约行为。

7.1.19 Any agreements, contracts and legal documents to which the Target Company is a party are legal and valid. The Target Company and its counterparties have duly performed their obligations under the agreements, contracts and legal documents to which they are parties in accordance with the law and the contracts, without any breach of contract that would result in a material adverse effect.

7.1.20转让方承诺，截至交割日，目标公司对外担保情况如下：【除因项目融资租赁事宜提供的抵押等担保措施外无其他担保】；

7.1.20 The Transferor undertakes that, as of the Delivery Date, the external guarantees of the Target Company are as follows: [No guarantee except those made for the purpose of project financing];

转让方承诺，截至交割日，目标公司已经签订尚未履行完毕的合同如下：【已签订合同清单附件五】；

The Transferor undertakes that, as of the Delivery Date, the Target Company has entered into the following outstanding contracts: [Annex V “List of Outstanding Contracts”];

转让方承诺，截至交割日，目标公司未发生或可能发生的诉讼、仲裁、行政处罚或索赔事项；

The Transferor undertakes that, as of the Delivery Date, there is no actual or threatened litigation, arbitration, administrative penalty or claim against the Target Company;

除上述情况下，目标公司不存在未披露给受让方的其他债务、或有负债（包括但不限于未决诉讼、应付款项、或有诉讼、仲裁、行政处罚、第三方权利要求、担保、税务负担等）及未履行完毕合同情况，也不存在其他对目标公司不利影响的情况。无论何时，如因目标公司存在未披露的其它债务、或有负债（包括但不限于未决诉讼、应付款项、或有诉讼、仲裁、行政处罚、第三方权利要求、担保、税务负担等）、或有事项、不利影响等情况，给目标公司及/或受让方造成损失的，转让方应当即行承担全部相关债务并承担造成损失（含律师费、诉讼费）的全额赔偿责任。受让方有权要求转让方承担前述费用、损失。

Except as aforesaid, the Target Company has no other debt, contingent liability (including but not limited to any pending litigation, payable, contingent litigation, arbitration, administrative penalty, third party claim, guarantee, tax liability, etc.) or outstanding contract that has not been disclosed to the Transferee, and there is no other circumstance adversely affecting the Target Company. Whenever the Target Company has any undisclosed other debt, contingent liability (including but not limited to any pending litigation, payable, contingent litigation, arbitration, administrative penalty, third party claim, guarantee, tax liability, etc.), contingent event, adverse effect, etc. that causes damages to the Target Company and/or the Transferee, the Transferor shall immediately assume all relevant debts and bear full liability for the damages caused thereby (including attorneys’ fees and litigation costs). The Transferee shall have the right to require the Transferor to bear the aforesaid expenses and losses.

7.1.21上述每一项陈述和保证应被视为单独陈述和保证（除非本协议另有明确的相反规定），而且前述每一项陈述和保证不应因参照或援引任何其它陈述和保证条款或本协议的任何其它条款而受到限制或制约。前述任何及所有陈述和保证应被视为于交割完成日被重申（如适用）。

7.1.21 Each of the foregoing representations and warranties shall be deemed to be a separate representation and warranty (unless otherwise expressly provided in this Agreement to the contrary), and each of the foregoing representations and warranties shall not be limited or restricted due to any reference to any other representation and warranty or to any other provision of this Agreement. Any and all of the foregoing representations and warranties shall be deemed to be restated on the Delivery Date (where applicable).

7.1.22若目标公司工商变更完成后，因转让方原因造成中弘义龙新区龙广安叉5万kW农业光伏电站项目存在实质性影响或重大风险隐患事项（包括但不限于项目公司未披露之对外担保、诉讼、不实资产、行政处罚、重大经营风险等），转让方须配合受让方履行国有资产转让程序后，转让方无条件回购受让方持有的目标公司股权，并承担项目公司遭受行政处罚和履行相关赔偿义务等对受让方造成的直接损失。

7.1.22 After the completion of the business change registration of the Target Company, in case of any matter causing substantial impact on or major potential risk to the Yilong New District Longguang Ancha 50MWp Agricultural PV Power Station Project (including but not limited to any undisclosed external guarantee, litigation, false asset, administrative penalty or significant operational risk of the Project Company) due to the Transferor’s reasons, the Transferor shall cooperate with the Transferee to fulfill the procedures for the transfer of state-owned assets, then the Transferor shall unconditionally repurchase the equity interests in the Target Company held by the Transferee and bear the direct losses caused to the Transferee by the administrative penalties imposed on and related compensation obligations performed by the Project Company.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

7.2 受让方的声明、承诺及保证：

7.2 Representations and Warranties of the Transferee

7.2.1 受让方为依法设立并有效存续的独立企业法人，拥有完全权利能力及行为能力订立本协议，并按本协议行使权利及履行义务。

7.2.1 The Transferee is a lawfully established and validly existing independent business entity with full power and capacity to enter into this Agreement and exercise its rights and perform its obligations hereunder.

7.2.2 受让方就本次股权转让及本协议已履行全部必要的程序并取得全部必要的授权，本协议生效后即可对受让方构成有效的、有约束性的义务。

7.2.2 The Transferee has performed all necessary procedures and obtained all necessary authorization with respect to the equity transfer and this Agreement, and this Agreement shall constitute valid and binding obligations to the Transferee upon coming into force.

7.2.3 受让方按本协议约定受让标的股权不存在任何法律障碍。

7.2.3 There is no any legal obstacle for the Transferee to receive the Subject Equity Interests as agreed herein.

7.2.4 受让方具备支付标的股权对价的能力，并将按约定支付标的股权对价。

7.2.4 The Transferee has the ability to pay the consideration of the Subject Equity Interests and will pay such consideration as agreed.

7.2.5 受让方用于支付标的股权对价的款项为其合法资产，且有充分的资金及时支付本协议所述的股权转让价款。

7.2.5 The money used by the Transferee to pay the consideration of the Subject Equity Interests shall be its legal assets and it has sufficient funds to promptly pay such consideration set out hereof.

7.2.6 受让方保证，积极办理本次股权转让所涉相关审批、登记（或备案）等相关手续，或对该等手续的办理予以配合。

7.2.6 The Transferee undertakes that it shall actively go through the approval, registration (or filing) and other relevant procedures related to the Equity Transfer or cooperate with the handling of such procedures.

7.2.7 受让方承诺将本着诚实信用的原则遵守和履行本协议有关交接及过渡期安排的相应义务和职责。

7.2.7 The Transferee undertakes to abide by and fulfill the corresponding obligations and responsibilities related to the handover and transition period arrangements hereunder in good faith.

第八条 特别事项

Article 8 Miscellaneous

8.1 员工安置

8.1 Personnel Placement

本次股权转让不涉及人员安置事项，目标公司未与任何员工签订劳动合同。
This equity transfer does not involve personnel placement matters, and the Target Company has not entered into any employment contract with any employee.

如涉及人员安置事项，转让方、目标公司应事先取得受让方的书面同意，并按照《中华人民共和国劳动合同法》、《中华人民共和国劳动法》等有关法律法规履行相应的程序，支付经济补偿金等有关费用，从交易总价的尾款中予以扣除。
If any personnel placement matter is involved, the Transferor and the Target Company shall obtain the prior written consent of the Transferee and fulfill the corresponding procedures in accordance with the Labor Contract Law of the People’s Republic of China, the Labor Law of the People’s Republic of China and other relevant laws and regulations, and pay economic compensation and other relevant expenses, which shall be deducted from the final payment of the total consideration.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

8.2 债权债务处理

8.2 Handling of credits and debts

本次股权转让不涉及目标公司债权债务的变更，标的股权交割后，目标公司应继续享有或承担其债权债务，并履行其已签订的合同或协议。
This transfer of stock equity does not involve the change of the credits and debts of the target company. After the closing of the subject equity, the target company shall continue enjoying or undertaking its credits and debts, and performing the signed contract or agreement.

8.3 目标公司组织机构

8.3 Organizational structure of the target company

在完成股转后，按照公司章程设立组织机构。

The organizational structure shall be set according to the articles of association after the transfer of stock equity.

8.4 转让方剩余股份退出条件

8.4 Conditions for the withdrawal of the remaining shares of the transferor

8.4.1项目各项运营指标达到经双方审定的项目可研报告明确的设计指标。

8.4.1 The operation indexes of the project meet the design indexes defined in the project feasibility study report accredited by both parties.

8.4.2项目所需的所有合法合规手续已办理完毕。（详见合作协议中手续清单附件）

8.4.2 All legal and legitimate procedures required for the project have been properly handled. (Refer to attachment of the procedure list in the Cooperation Agreement)

8.4.3已完成并购标的项目后评价。

8.4.3 The post-appraisal of the target project for merger & acquisition has been finished.

8.4.4 在“项目合作协议”及“股权转让协议”中双方约定事项均已完成。

8.4.4 The items as stipulated by both parties in “Project Cooperation Agreement” and “Equity Transfer Agreement” have been finished.

8.4.5若转让方转让持有的目标公司30%股权时，受让方在按国家电投集团公司有关规定履行评估程序后，以双方认可的评估价为基础，双方签订股权收购协议约定具体事宜，但收购价不得高于转让方实缴资本金，股权转让相关税费由双方各自承担。转让方转让持有的目标公司股权时，须提前3个月书面通知受让方。

8.4.5 In case that the transferor intends to transfer 30% of the held equity of the target company, and after the evaluation is performed by the transferee in accordance with the relevant provisions of the State Power Investment Corporation, the two Parties shall sign an equity purchase agreement clarifying the specific matters based on the evaluation price recognized by both Parties, but the purchase price shall not be higher than the paid-in capital of the transferor. The relevant taxes and fees shall be born by the two Parties respectively. When the transferor intends to transfer the held equity of the target company, it is required to notify the transferee in writing three (3) months in advance.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

第九条 保密

Article 9 Confidentiality

9.1 双方同意，在本协议签署后，任何一方不得为履行本协议以外的目的使用保密信息，不得向任何第三方（任何一方因本次股权转让而需要了解保密信息的董事、监事、管理人员、中介机构及其经办人员除外）或公众披露或提供任何保密信息，但法律法规及规范性文件要求披露除外。

9.1 Both parties agree that after the signing of this Agreement, neither party shall use the confidential information other than for the performance of this Agreement, or disclose the confidential information to any third party (except the director, supervisor, manager, intermediary institution and their handling persons of any party having to know the confidential information due to this equity transfer) or the public, unless it shall be disclosed according to the laws and regulations and regulatory documents.

9.2 “保密信息”是指一方直接或间接知悉的另一方的商业秘密或采取了合理保密措施的其他信息、本协议（或根据本协议签署的任何协议或文件）及内容，以及其他与本次股权转让相关的尚未合法公开的信息。

9.2 “Confidential information” refers to the business secret known by the other party directly or indirectly or other information, this Agreement (or any agreement or document signed by this Agreement) and their contents, and other information that has not been legally disclosed in relation to this equity transfer.

9.3 双方在对外公开本次股权转让事宜时，采用经协商的统一口径，保证各方的商誉不受损害，未经另一方同意，任何一方不得擅自对外发表有关本次股权转让的言论、文字。

9.3 When making public the matters related to this equity transfer, both parties shall adopt the unified approach for negotiation, to protect the business reputation of the parties from being damaged, and neither party is allowed to disclose the view and text related to this equity transfer without the consent of the other party.

9.4 任何一方在下述情形下可披露保密信息，但是应该在信息披露之前3个工作日内以书面形式通知对方：

9.4 Any party may disclose the confidential information in any situation, provided that the other party shall be notified in writing within three (3) working days before the disclosure of information:

9.4.1 该等披露是由于法律的要求或为任何司法程序之目的；

9.4.1 Such disclosure is made to answer the legal requirements or for purpose of any judicial proceeding;

9.4.2 该等披露是应有关监管机构或对其拥有管辖权的政府机关之要求；

9.4.2 Such disclosure shall be made under the requirements of the relevant supervisory institution or the government organ having the competent jurisdiction;

9.4.3 在严格保密基础上，向合法需要知悉该等信息且同意接受有关本款限制的专业顾问、律师、审计师或其关联公司披露该等信息；

9.4.3 On the basis of strict confidentiality, such information will be disclosed to the professional consultant, lawyer, auditor or other associated company who needs to know such information and agrees to accept the limitation in this article;

9.4.4 一方就披露事宜已事先取得另一方的书面同意。

9.4.4 One party has obtained the written consent of the other party prior to the disclosure.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

9.5 本协议终止或解除后，本条仍然有效，不受时间限制。

9.5 After the termination or cancellation of this Agreement, this article shall remain valid and will not be restricted by time.

第十条 不可抗力

Article 10 Force Majeure

10.1 不可抗力，指双方在本协议签署时不可预见、不可避免、不能控制且发生在本协议签署之日后，并直接导致任何一方无法部分或全部履行本协议的任何事件，包括但不限于洪水、塌方、地震、台风等自然灾害，或非一方故意（或过失）行为引起的火灾、爆炸等意外事故，或瘟疫、战争、暴动、骚乱、罢工、戒严等意外事件，或法律、法规或规范性文件发生造成本次股权转让无法实际完成的实质性变化

10.1 Force majeure refers to any event unforeseeable, unavoidable and uncontrollable when signing this Agreement that might happen and directly make any party impossible to perform this Agreement in part or wholly after the signing date of this Agreement, including but not limited to, natural disaster, such as flood, collapse, earthquake and typhoon, or accident, such as fire and explosion other than due to intention (or negligence) of any party, or the accidental event, such as plague, war, riot, uprising, strike and curfew, or substantial change of the law, regulation or normative document that has made this equity transfer impossible.

10.2 任何一方由于不可抗力且自身无过错造成的延迟履行或不能履行本协议的义务将不视为违约，但应在条件允许下采取一切必要的救济措施，以减少因不可抗力造成的损失。

10.2 In case that the performance of the obligation is delayed is made impossible due to force majeure without their personal fault of any party, it shall be deemed as the breach of contract, but it is required to take all necessary remedial measures when the conditions, with the aim to reduce the loss incurred upon the force majeure.

10.3 遇不可抗力的一方，应尽快将事件的情况以书面形式通知另一方，并在事件发生后15日内，向另一方提交延迟履行或不能履行本协议义务的理由的报告。

10.3 The party affected by force majeure shall notify the other party of the event in writing as soon as possible, and within 15 days after the event, submit to the other party the report with the reason for delaying or refusing the performance of the obligations in this Agreement.

第十一条 税费

Article 11 Taxes and Fees

11.1 双方因签署或履行本协议而应缴纳的有关税费，由双方各自依法承担；并由法定的纳税义务人或代扣代缴义务人缴纳。

11.1 The related taxes, fees payable by both parties due to the signature or performance of this Agreement shall be undertaken by both parties respectively; these taxes and fees shall be paid by the legitimate taxpayer or withholding agent.

11.2 双方因签署或履行本协议而发生的中介机构服务费、差旅费等其他费用，由双方各自承担。

11.2 Other expenses, such as service fees, travel expenses and accommodation expenses, incurred by intermediary institution due to the signature or performance of this Agreement between both parties shall be borne by both parties.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

第十二条 违约责任

Article 12 Liability for Breach of Contract

12.1 任何一方违反本协议的任何条款（包括但不限于该方的约定或声明、保证和承诺条款），即构成违约；任何一方违约，均应承担违约责任，应赔偿因其违约而给相对方造成的一切损失。

12.1 In case that either party violates any article of this Agreement (including but not limited to, agreement or declaration, warranty and covenant article of the said party), it shall constitute the breach of contract; in case that either party violates this Agreement, the said party shall undertake the breaching liabilities, and compensate for any or all loss incurred upon the other party due to the breach of contract.

12.2 若发生如下事宜，视为转让方违约，并承担相应责任：

12.2 The transferor shall be deemed as having breached the contract, and shall undertake the related liabilities in any of the following situation,

12.2.1 转让方不履行或未按协议约定履行本协议项下义务；

12.2.1 The transferor does not perform or cannot perform the following obligations as stipulated in this Agreement;

12.2.2 转让方在本协议或与本协议有关的文件中作出的声明、陈述、承诺与保证或提交的有关文件、资料或信息被证明为虚假、不真实、有重大遗漏或有误导；

12.2.2 The declaration, statement, warranty and covenant made by the transferor in this Agreement or the document related to this Agreement, or the related documents, or information submitted by the transferee have been justified as false or untrue or having significant omission or misleading effect;

12.2.3 因转让方的其他作为或不作为导致其他各方在本协议项下应获得的权利无效、可撤销或不完整。

12.2.3 Other act or omission of the transferor causes the rights of other parties under this Agreement invalid, revocable or incomplete.

12.3 若发生如下事宜，视为受让方违约：

12.3 The transferee shall be deemed as having breached the contract in any of the following situation,

12.3.1 受让方不履行或未按协议约定履行本协议项下义务；

12.3.1 The transferee does not perform or cannot perform the following obligations as stipulated in this Agreement;

12.3.2 受让方在本协议或与本协议有关的文件中作出的声明、陈述、承诺与保证或提交的有关文件、资料或信息被证明为虚假、不真实、有重大遗漏或有误导；

12.3.2 The declaration, statement, warranty and covenant made by the transferee in this Agreement or the document related to this Agreement, or the related documents, or information submitted by the transferee have been justified as false or untrue or having significant omission or misleading effect;

12.3.3 因受让方的其他作为或不作为导致其他各方在本协议项下应获得的权利无效、可撤销或不完整。

12.3.3 Other act or omission of the transferee causes the rights of other parties under this Agreement invalid, revocable or incomplete.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

12.4 任何一方违约，其在本协议项下的责任不因本次股权转让的交割事项的完成、对价的付清或本协议的解除而解除。

12.4 In case that any party violates the contract, the liabilities under this Agreement will not be discharged with the completion of the matters for the settlement of this equity transfer, the payment of the consideration or the cancellation of this Agreement.

12.5任何一方违约，相对方有权要求违约方承担违约责任。

12.5 In case that either party breaches the contract, the related party shall be entitled to call the breaching party to undertake the legal liabilities.

第十三条 协议生效

Article 13 Effectiveness of the Agreement

13.1 本协议经双方法定代表人或授权代表共同签署并盖章，通过各自股东会决议后即生效。

13.1 This Agreement shall become effective upon signature and seal by the legal representatives or authorized representatives of both Parties, and after the decision of the shareholders’ meeting.

第十四条 协议的变更和解除

Article 14 Change and cancellation of the Agreement

14.1 本协议的变更或补充，须经双方协商一致，并达成书面变更或补充协议。在变更或补充协议达成以前，仍按本协议执行。

14.1 Any change or addition of this Agreement shall be agreed upon by both parties, and the agreement shall be made in writing for such change or addition. Before the agreement for change or addition, this Agreement shall be executed.

14.2 除本协议另有约定外，本协议可依如下规定终止或解除：

14.2 Unless otherwise stipulated, this Agreement may be terminated or canceled according to the following regulations,

14.2.1 因本协议一方实质性违约导致本协议无法履行或无法实现本协议的合同目的，相对方有权解除本协议；

14.2.1 In the event that any party of this Agreement has been in material breach of contract so that this Agreement cannot be performed or the cooperation objective of this Agreement cannot be realized, the related party shall be entitled to cancel this Agreement;

14.2.2 出现本协议约定的不可抗力情形致使本协议无法履行的，双方可协商解除本协议。

14.2.2 In the event that this Agreement cannot be performed due to the force majeure as stipulated in this Agreement, both parties may cancel this Agreement through negotiation.

14.2.3 一方因破产、解散、被依法撤销等原因丧失履约能力致使本协议目的无法实现，另一方有权单方解除本协议。

14.2.3 In the event that either party has lost the performing capacity due to bankruptcy, dissolution and cancellation according to law so that the objective of this Agreement cannot be fulfilled, the other party shall be entitled to cancel this Agreement unilaterally.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

14.3 过渡期内，若受让方发现转让方、目标公司及其关联方存在重大未披露事项，或未披露重大可预见性风险以及违法违规行为，导致目标公司无法继续正常经营或继续经营将导致受让方或目标公司遭受较大经济损失，或导致本次股权转让预期无法获得国有资产监管部门批准，则受让方有权单方解除本协议并终止本次股权转让，或追究转让方的责任，要求转让方按照本协议转让价款的20%承担违约责任，并对对外负债及或有负债承担连带责任，并有权要求转让方赔偿包括但不限于为筹划本次股权转让发生的中介机构服务费、差旅费等经济损失。

14.3 During the transition period, in case that the transferee detects that the transferor, the target company and its associated party have any significant item that has not been disclosed, or that they have not disclosed any significant predictable risk or any conduct in violation against the laws and regulations, so that the target company cannot continue normal operation or if the target company continues the operation, the transferee or the target company would suffer significant economic loss, or this equity transfer will be expected to be not approved by the state-owned assets supervision and administration department, the transferee shall be entitled to unilaterally cancel this Agreement and terminate this equity transfer, or call the transferor to take responsibility, require the transferor to undertake the breaching liability equivalent to 20% of the transfer price in this Agreement, and undertake the joint liability for external debt and contingent debt, and shall be entitled to require the transferor to compensate for the economic loss, including but not limited to, the service fees and travel and accommodation fees generated by the intermediary institution for this equity transfer.

14.4过渡期内，若转让方发现受让方及其关联方存在重大未披露事项，或未披露重大可预见性风险以及违法违规行为，导致本次股权转让预期无法获得国有资产监管部门批准，则转让方有权单方解除本协议并终止本次股权转让，或追究受让方的责任，要求受让方按照本协议转让价款的20%承担违约责任，并对对外负债及或有负债承担连带责任，并有权要求受让方赔偿包括但不限于为筹划本次股权转让发生的中介机构服务费、差旅费等经济损失。

14.4 During the transition period, in case that the transferor detects that the transferee and its associated party have any significant item that has not been disclosed, or that they have not disclosed any significant predictable risk or any conduct in violation against the laws and regulations, so that this equity transfer will be expected to be not approved by the state-owned assets supervision and administration department, the transferor shall be entitled to unilaterally cancel this Agreement and terminate this equity transfer, or call the transferee to take responsibility, require the transferee to undertake the breaching liability equivalent to 20% of the transfer price in this Agreement, and undertake the joint liability for external debt and contingent debt, and shall be entitled to require the transferee to compensate for the economic loss, including but not limited to, the service fees and travel and accommodation fees generated by the intermediary institution for this equity transfer.

14.5本协议终止后，违约条款、争议解决条款、保密条款以及法律规定有效的其他条款继续有效。

14.5 After the termination of this Agreement, the article on breach of contract, the article on dispute settlement, the article on confidentiality in this Agreement and other articles that should be valid according to law shall remain valid.

第十五条 适用法律和争议的解决

Article 15 Applicable Law and Settlement of Dispute

15.1 本协议适用中国法律，并按中国法律解释。

15.1 This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China.

15.2 因本协议所发生的或与本协议有关的争议，双方应友好协商解决，若协商不成的，任何一方均可向目标公司所在地有管辖权的人民法院起诉。因诉讼而产生的通知、送达事项，按本协议第十六条有关约定执行。

15.2 Any dispute arising out of or in connection with this Agreement shall be settled by both parties through amicable negotiation; if the negotiation fails, either party shall have the right to submit the dispute to the local people’s court with jurisdiction over the place where the target company operates. The notification and service matters generated due to the lawsuit shall be executed in accordance with the provisions in Article 16 of this Agreement.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

15.3 在争议解决期间，协议中未涉及争议部分的条款仍须履行。

15.3 During the period of dispute settlement, the articles in this Agreement not involving the dispute shall still be performed.

第十六条 通知和送达

Article 16 Notification and service

16.1 通知

16.1 Notification

任何一方向其他方发出的通知、信函等文件（统称“通知”），应用中文书写，并以专人递送、挂号信或特快专递等方式发至对方以下地址：

The documents sent by either party to other parties, such as notice and letter (collectively called “notification”), shall be written in Chinese, and shall be sent by person, registered mail or express delivery to the following address:

转让方：江苏弘之翰新能源有限公司

Transferor: Jiangsu Hongzhihan New Energy Co., Ltd.

地址：南京市江宁区诚信大道885号诚信大厦1108-1室（江宁开发区）

Address: Room 1108-1, Chengxin Building, No. 885, Chengxin Avenue, Jiangning District, Nanjing (Jiangning Development Zone)

邮编：211100

Postcode: 211100

收件人：丁春浩

Contact person: Ding Chunhao

联系电话：17811863898

Contact Tel.: 17811863898

邮箱：danielding@solarmaxtech.com.cn

Email: danielding@solarmaxtech.com.cn

受让方：国家电投集团贵州金元威宁能源股份有限公司

Transferee: State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.

地址: 贵州省毕节市威宁县草海镇威双大道

Address: Weishuang Avenue, Caohai Town, Weining County, Bijie City, Guizhou Province

邮编：550081

Postcode: 550081

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

收件人：李丹

Recipient: Li Dan

联系电话：15185126986

Contact Tel.: 15185126986

邮箱：3114949405@qq.com

Email: 3114949405@qq.com

16.2 送达

16.2 Services

以专人递送发出的通知，专人递送当日即视为送达（应有送达的第三方证据）；以挂号信发出的通知，以邮戳标明的投递日期视为通知送达日期；以特快专递发出的通知，应由具有专递服务资质的特快专递服务机构投递，以特快专递服务机构回执上标注的日期视为通知送达日期。

For the notification sent by person, the date that the notification is sent shall be deemed as service (and there shall be the third-party evidence for service); for the notification sent by the registered letter, the date indicated by the post mark shall be deemed as the service date of the notification; for the notification sent by express delivery, it shall be delivered by the express delivery service institution with the express delivery service qualification, and the date marked on the return receipt of the express delivery service institution shall be deemed as the service date of notification.

16.3 任何一方变更地址或联系人，应按照以上方式及时向其他方发出通知，其他方在收到上述变更通知前，按本协议第十六条1项所述地址送达的通知应视为已送达。

16.3 In case that any party will change the address or contact person, it is required to send the notice to other parties by the above means in a timely manner, and the notification sent to the address as described in Item 1, Article 16 of this Agreement shall be deemed as served before other parties have received the above change notice.

第十七条 其他

Article 17 Others

17.1 本协议附件为本协议之不可分割的部分，应视为一个整体文本进行解释，本协议附件如下：

17.1 The annexes of this Agreement shall be inalienable part of this Agreement, and shall be deemed and construed as an integral text, and these annexes include:

附件一：《评估报告》

Annex I: “Assessment Report”

附件二：《审计报告》

Annex II: “Audit Report”

附件三：交割移交确认书

Annex III: Confirmation of Delivery and Transfer

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

附件四：移交资料清单

Annex IV: List of Handover Materials

附件五：已签订合同清单

Annex V: Signed Contract List

17.2 本协议未尽事宜，双方经过协商可签署补充协议。

17.2 With respect to any matter not included in this Agreement, Party A and Party B may sign the supplementary agreement through negotiation.

17.3不行使或推迟行使本协议项下的任何权利或救济不构成对本协议项下的任何权利或救济的放弃。单独或部分行使本协议项下的任何权利或救济不影响该等权利或救济或任何其他权利或救济的进一步行使。

17.3 Little or delayed performance of any right or relief under this Agreement shall constitute no rejection of any right or relief under this Agreement. Separate or part performance of any right or relief under this Agreement does not further performance of such right or relief or any other right or relief.

17.4如本协议的任何规定全部或部分无效，本协议其他条款的有效性不得因此受到影响。在此情况下，双方应在可能范围内以符合本协议精神和宗旨的有效条款取代该无效条款。

17.4 In case that part or all of any provision of this Agreement becomes invalid, the validity of other articles in this Agreement shall not be affected. In this case, both parties shall replace the said article with the effective article complying with the spirit and tenet of this Agreement within possible range.

17.5 本协议一式拾份，转让方执叁份，受让方执叁份，其余用于履行报批、备案及目标公司存档等，每份具有同等法律效力。

17.5 This agreement shall be made in ten copies, with the transferor holding three copies, the transferee holding one copy, and the other copies used for approval, filing, and target company archiving, each of which shall have the same legal effect.

（以下无正文，下接签署页。）

(The following space is intentionally left blank, and what follows is the signature page.)

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

（本页无正文为国家电投集团贵州金元威宁能源股份有限公司与江苏弘之翰新能源有限公司关于《黔西南州中弘新能源有限公司70%股权的转让协议》之签署页。）

(This is the signature page of “Transfer Agreement for 70% Equity of Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.” between Guizhou Jinyuan Weining Energy Co., Ltd. of State Power Investment Group and Jiangsu Hongzhihan New Energy Co., Ltd.)

转让方（盖章）

Transferor (Stamp)

法定代表人:

Legal representative:

授权代表：

Authorized representative:

_________年______月______日

_________ (Date)

受让方（盖章）

Transferee (Stamp)

法定代表人:

Legal representative:

授权代表：

Authorized representative:

_________年______月______日

_________ (Date)

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

附件一：《评估报告》

Annex I: “Assessment Report”

（略）

(Omitted)

附件二：《审计报告》

Annex II: “Audit Report”

（略）

(Omitted)

附件三：交割确认书

Annex III: Confirmation of Delivery

移交内容 Transfer Contents	移交份数 Copies being transferred	移交情况 Transfer information
营业执照（正副本原件） Business license (authentic version of the original and the duplicate)	2
组织机构代码证 Organizational Code Certificate	无 No
税务登记证 Tax Registration Certificate	无 No
公章 Official Stamp	1
企业法人印章（含财务印鉴原件） Stamp of the enterprise as a legal person (including the original of the seal signature for financial use)	1	王辉（带回） Wang Hui (to take it back)
网银付款UK Online banking payment UK	全套 Full set
合同专用章 Stamp for Contract	1
财务专用章 Stamp for financial use	1
发票专用章 Stamp for invoice	1
部门章 Stamp of the Department	无 No

移交人（签字/盖章）：	接收人（签字/盖章）：
Transferrer (Signature/Seal):	Receiver (Signature/Seal):
时间：	时间：
Date:	Date:

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

附件四：移交资料清单

Annex IV: List of the handover documents

（不限于此）
(not limited to this)

序号 No.	资料名称 Document name	份数 Number of copies	备注 Remarks
1	项目备案文件 Project Filing Documents	1. 省能源局关于同意义龙新区龙广安叉农业光伏电站项目备案的通知（黔能源审（2019）109号）
Notice of Energy Bureau of Guizhou Province on Approving the Filing of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Qian Neng Yuan Shen (2019) No. 109)
2	可研报告及审查意见 Feasibility study report and review opinion

1.     龙广安叉项目可行性研究报告（审定版）
Feasibility Study Report of Longguang Ancha Project (approved version)

2.     关于义龙新区龙广安叉农业光伏电站项目可行性研究报告审查意见的函（中电投工程函（2020）15号）
Letter on the Review Opinions on Feasibility Study Report of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Zhong Dian Tou Engineering Letter (2020) No. 15)

3	接入系统报告及审查意见 Access to system report and review opinion

1.     龙广安叉电站工程接入系统设计（审定版）
Design of Access System for Longguang Ancha Power Station Project (approved version)

2.     南方电网贵州电网有限责任公司关于黔西南州义龙新区龙广安叉光伏电站50MWp工程接入系统设计报告审查的意见（黔电函（2020）10号）
Opinions of Guizhou Power Grid Co., Ltd. of China Southern Power Grid on the Review of Design Report for 50MWp Project Access System in Longguang Ancha Photovoltaic Power Station in Yilong New Area of Southwest Guizhou Autonomous Prefecture (Qian Dian Han (2020) No. 10)

3.     贵州电网有限责任公司关于黔西南州义龙新区龙广安叉光伏电站50MWp工程接入系统初步设计（代可研）报告的审查意见（ 黔电函（2020）75号）
Opinions of Guizhou Power Grid Co., Ltd. of China Southern Power Grid on the Review of Preliminary Design (in place of Feasibility Study) Report for 50MWp Project Access System in Longguang Ancha Photovoltaic Power Station in Yilong New Area of Southwest Guizhou Autonomous Prefecture (Qian Dian Han (2020) No. 75)

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	资料名称 Document name	份数 Number of copies	备注 Remarks
4	送出工程核准文件 Transmission project approval documents

1．  行政许可事项决定受理通知书（龙广安叉电站配套110KV送出线路工程权限内企业、事业单位、社会团第等投资建设的固定资产投资项目核准）
Notice on Acceptance for Decision of Administrative License (approval of the fixed asset investment project invested and built by the enterprises, public institutions and social organizations within the authority of the Supporting 110KV Transmission Line Works of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area)

2．  行政许可事项准予许可决定通知书（龙广安叉电站配套110KV送出线路工程权限内企业、事业单位、社会团第等投资建设的固定资产投资项目核准）
Notice on Decision of Approving the Administrative Licensing Items (approval of the fixed asset investment project invested and built by the enterprises, public institutions and social organizations within the authority of the Supporting 110KV Transmission Line Works of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area)

5	用地预审文件及用地批复文件 Land use pre-review documents and official reply on land use

1.     安龙县自然资源局关于义龙新区龙广安叉农业光伏电站项目用地预审的初审意见的报告（安自然资呈（2020）35号）
Report of Preliminary Review Opinions from Anlong County Bureau of Natural Resources on Initial Review of the Land Use for Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (An Zi Ran Zi Cheng (2020) No. 35)

2.     州自然资源局关于义龙新区龙广安叉农业光伏电站项目用地预审申请的复函（州自然资审批函（2020）33号）
Reply Letter from Bureau of Natural Resources of Southwest Guizhou Autonomous Prefecture on the Application for Initial Review of the Land Use for Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Zhou Zi Ran Zi Shen Pi Han (2020) No. 33)

3.     州自然资源局关于义龙新区龙广安叉农业光伏电站配套110KV送出线路工程项目用地预审申请的复函（州自然资审批函（2020）63号）
Reply Letter from Bureau of Natural Resources of Southwest Guizhou Autonomous Prefecture on the Application for Initial Review of the Land Use for the Supporting 110KV Transmission Line Works of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Zhou Zi Ran Zi Shen Pi Han (2020) No. 63)

4.     安龙县自然资源局关于义龙新区龙广安叉农业光伏电站配套110KV送出线路工程项目用地预审的初审意见的报告（安自然资呈（2020）74号）
Report of Preliminary Review Opinions from Anlong County Bureau of Natural Resources on Initial Review of the Land Use for the Supporting 110KV Transmission Line Works of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (An Zi Ran Zi Cheng (2020) No. 74)

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	资料名称 Document name	份数 Number of copies	备注 Remarks
6	环评审批（备案）文件 EIA approval (record) document

1.     建设项目环境影响报告表(报批本）
Environment Impact Report Table for the Construction Project (draft delivered for approval)

2.     黔西南州生态环境局关于义龙新区新桥龙广安叉农业光伏电站项目环境影响报告表的核准意见（州环核(2020)126号）
Opinions from Bureau of Ecological Environment of Southwest Guizhou Autonomous Prefecture for Review on the Environment Impact Report Table for Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Zhou Huan He (2020) No. 126)

3.     110KV送出线路工程建设项目环境影响报告表
Environment Impact Report Table for the Construction Project of 110KV Transmission Line Works

4.     黔西南州生态环境局关于义龙新区新桥龙广安叉农业光伏电站项目配套110KV送出线路工程项目环境影响报告表的批复(州环辐审（2020）14号)
Reply from Bureau of Ecological Environment of Southwest Guizhou Autonomous Prefecture for Review on the Environment Impact Report Table for the Supporting 110KV Transmission Line Works of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Zhou Huan Fu Shen (2020) No. 14)

7	水土保持方案及批复文件 Water and soil conservation plan and official reply document

1.     项目水土保持方案报告书（报批稿）
Project water and soil conservation plan report (draft for approval)

2.     省水利厅关于义龙新区龙广安叉农业光伏电站水土保持方案的批复(黔水保函（2020）128号)
Official Reply of Water Resources Department of Guizhou Province on Water and Soil Conservation Plan of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Qian Shui Bao Han (2020) No. 128)

3.     关于报送义龙新区龙广安叉农业光伏电站水土保持方案报告书技术评审意见的报告9黔水保咨方案（2020）58号（黔水保咨方案（2020）58号）
Report of the Opinions for Technical Review on the Submitted Report of Water and Soil Conservation Plan of Longguang Ancha Agricultural Photovoltaic Power Station Project in Yilong New Area (Qian Shui Bao Zi Plan (2020) No. 58)

4.     110KV送出线路工程项目水土保持方案报告表（报批稿）
Water and soil conservation plan report for the construction project of 110KV Transmission Line Works (draft for approval)

5.     贵州省生产建设项目水土保持工作承诺（备案）表（110KV送出线路工程）（义农水保承（2020）15号）
Commitment (filing) table for water and soil conservation work of the production and construction project in Guizhou Province (110KV Transmission Line Works) (Yi Nong Shui Bao Cheng (2020) No. 15)

6.     生产建设项目水土保持设施验收鉴定书（110KV送出线路工程）
Acceptance and verification letter for water and soil conservation facilities of the production and construction project (110KV Transmission Line Works)

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	资料名称 Document name	份数 Number of copies	备注 Remarks
8	项目规划选址文件 Project planning site selection document

1.     关于同意义龙新区新桥龙广安叉农业光伏电站项目选址变更的函(贵州省能源局）
Letter on Approving the Change of Site Selection of Agricultural PV Power Station Project of Ancha Village of Xinqiao-Longguang Town in Yilong New Area (Energy Bureau of Guizhou Province)

2.     关于义龙新区新桥龙广安叉农业光伏电站项目选址意见的复函(黔西南州生态环境局高新区分局）（区环复（2020）2号）
Reply Letter on the Opinions in the Site Selection for Agricultural PV Power Station Project of Ancha Village of Xinqiao-Longguang Town in Yilong New Area (Hi-Tech District Sub-Bureau under Ecological Environment Bureau of Southwest Guizhou Autonomous Prefecture) (Qu Huan Fu (2020) No. 2)

9	建设用地规划许可证 Planning Permission of Construction Land
10	占用林地审批意见 Forest land occupation approval
11	压覆矿产资源评估报告及审查意见（含资料汇交证书） Covered mineral resources assessment report and review opinions (including material submission certificate)

1.       龙广安叉项目建设用地压覆矿产资源评估报告
Report on the assessment of the overlaid mineral resources in the land for construction use of Longguang Ancha Project

2.       建设项目用地压覆重要矿产资源查询结果表（贵州省国土资源勘测规划研究院）
Table of the query results for important overlaid mineral resources in the construction project (Guizhou Province State Land Resource Survey and Planning Research Institute)

3.       建设项目用地压覆重要矿产资源情况核查表（黔西南州自然资源局）
Table for check of important overlaid mineral resources in the land for construction project (Bureau of Natural Resources of Southwest Guizhou Autonomous Prefecture)

4.       建设项目用地压覆重要矿产资源情况核查表（黔西南州自然资源局义龙新区分局）
Table for check of important overlaid mineral resources in the land for construction project (Yixin New Area Sub-Bureau under Bureau of Natural Resources of Southwest Guizhou Autonomous Prefecture)

5.       110KV送出线路工程建设用地压覆矿产资源评估报告
Report on the assessment of the overlaid mineral resources in the land for construction use of 110KV Transmission Line Works

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	资料名称 Document name	份数 Number of copies	备注 Remarks
12	地质灾害危险性评估报告及审查意见 Geological hazard risk assessment report and review opinion

1、龙广安叉项目地质灾害危险性评估报告书（一级评估）
Report on assessment of geological hazard in Longguang Ancha Project (Level-I evaluation)

2、110KV送出线路工程建设用地地质灾害危险性评估说明书（三级评估）
Description on the assessment of geological hazard in the land for construction use of 110KV Transmission Line Works (Level-III evaluation)

13	安全性评估报告及审查批复 Safety assessment report and review and official reply
14	电力工程质量监督验收报告 Electric engineering quality supervision and acceptance report
15	社会稳定性评估报告及备案批复 Social stability assessment report and official reply of filing

1.       110KV送出线路工程社会稳定风险评估报告
Social stability risk assessment report of 110KV Transmission Line Works

2.       关于龙广安叉农业光伏电站配套110KV送出线路工程项目社会稳定风险评估工作报告的备案意见（区稳评办（2020）17号）
Opinions on the filing of social stability risk assessment report for the Supporting 110KV Transmission Line Works of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Qu Wen Ping Ban (2020) No. 17)

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	资料名称 Document name	份数 Number of copies	备注 Remarks
16	勘查设计资料 Survey and design documents		1、龙广安叉项目岩土工程勘察报告（详勘阶段） 1. Geotechnical Surveying Report of Longguang Ancha Project (detailed surveying stage)
17	环评验收报告及批复 Environmental impact acceptance report and official reply
18	水保验收报告及批复 Water and soil conservancy acceptance report and official reply

1、110KV送出线路工程项目水土保持方案报告表（报批稿）
1. Water and soil conservation plan report for the construction project of 110KV Transmission Line Works (draft for approval)

1.         贵州省生产建设项目水土保持工作承诺（备案）表（110KV送出线路工程）（义农水保承（2020）15号）
Commitment (filing) table for water and soil conservation work of the production and construction project in Guizhou Province (110KV Transmission Line Works) (Yi Nong Shui Bao Cheng (2020) No. 15)

2.         生产建设项目水土保持设施验收鉴定书（110KV送出线路工程）
Acceptance and verification letter for water and soil conservation facilities of the production and construction project (110KV Transmission Line Works)

3.         项目水土保持方案报告书（报批稿）
Project water and soil conservation plan report (draft for approval)

4.         省水利厅关于义龙新区龙广安叉农业光伏电站水土保持方案的批复（黔水保函（2020）128号）
Official Reply of Water Resources Department of Guizhou Province on Water and Soil Conservation Plan of Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (Qian Shui Bao Han (2020) No. 128)

5.         关于报送义龙新区龙广安叉农业光伏电站水土保持方案报告书技术评审意见的报告（黔水保咨方案（2020）58号）
Report of the Opinions for Technical Review on the Submitted Report of Water and Soil Conservation Plan of Longguang Ancha Agricultural Photovoltaic Power Station Project in Yilong New Area (Qian Shui Bao Zi Plan (2020) No. 58)

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	资料名称 Document name	份数 Number of copies	备注 Remarks
19	农业可行性研究报告 Agricultural feasibility study report		农业项目可行性研究报告 Agricultural project feasibility study report
20	征（租）地勘测定界图 Surveying and demarcation map for the acquired (rented) land		110KV送出线路工程土地勘测定界技术报告书 Technical report for the land surveying and demarcation of 110KV Transmission Line Works
21	发电业务许可证 License of Power Generation Business
22	资产（明细详见评估报告） Assets (refer to the assessment report for details)		明细详见评估报告 Refer to the assessment report for details
23	工程结算资料 Engineering settlement information	1
24	工程竣工资料 Engineering completion information

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

附件五：已签订合同清单

Annex V: Signed Contract List

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
1	义龙新区龙广安叉50MWp农业光伏电站项目工程承包合同商务部分（SMX-JSZH-2020-003）
	Commercial Part of the Contracting Contract of 50MWp Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (SMX-JSZH-2020-003)	江苏中弘光伏工程技术有限公司 Solarmax Technology (Jiangsu) Co., Ltd.		履约中 During the performance
2	工程承包合同变更协议 Change Agreement of the Engineering Contract	黔西南州中弘新能源有限公司 Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd. 江苏中弘光伏工程技术有限公司 Solarmax Technology (Jiangsu) Co., Ltd.
3	义龙新区龙广安叉50MWp农业光伏电站项目工程承包合同技术部分（SMX-JSZH-2020-003）
	Technical Part of the Contracting Contract of 50MWp Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (SMX-JSZH-2020-003)	江苏中弘光伏工程技术有限公司 Solarmax Technology (Jiangsu) Co., Ltd.		履约中 During the performance
4	义龙新区农广安叉农业光伏电站项目可行性研究报告审查技术咨询合同（SMX-HZH-2020-001） Technical Consulting Contract for Review of Feasibility Study Report for Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (SMX-HZH-2020-001)	中电投电力工程有限公司 SPIC Energy Technology and Engineering Co., Ltd.	13	履约中 During the performance
5	义龙新区新桥龙广安叉农业光伏电站土地租赁协议书 Agreement for Land Renting of Ancha Agricultural Photovoltaic Power Station in Xinqiao-Longguang Town, Yilong New Area	安龙县新桥镇人民政府 People's Government of Xinqiao Town, Anlong County		履约中 During the performance

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
6	贵州电网有限责任公司2020年并网协议-义龙新区龙广安叉农业光伏电站 Grid Connection Agreement of Guizhou Power Grid Co., Ltd. in 2020- Ancha Agricultural Photovoltaic Power Station of Xinqiao-Longguang Town in Yilong New Area	贵州电网有限责任公司 Guizhou Power Grid Co., Ltd.		履约中 During the performance
7

义龙新区龙广安叉50MW农业光伏项目合作并购协议（SMX-JSZH-2020-005）
Cooperation and Merger & Acquisition Agreement of 50MW Agricultural PV Power Station Project of Ancha Village of Longguang Town in Yilong New Area (SMX-JSZH-2020-005)

不移交
Not transferred

国家电投集团贵州金元威宁能源股份有限公司
State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.

江苏中弘光伏工程技术有限公司
Solarmax Technology (Jiangsu) Co., Ltd.

江苏弘之翰新能源有限公司
Jiangsu Hongzhihan New Energy Co., Ltd.

贵州黔西南金元新能源有限公司
Southwest Guizhou Autonomous Prefecture Jinyuan New Energy Co., Ltd.

				履约中 During the performance
8	组件到货验收及安装质量检测合同（SMX-HZH-2020-012） Incoming component acceptance and installation quality inspection contract (SMX-HZH-2020-012)	电能(北京）工程监理有限公司 Dianneng (Beijing) Engineering Supervision Co., Ltd.	11	履约中 During the performance
9	光伏组件设备监造服务合同（SMX-HZH-2020-013） Service contract for manufacturing supervision of photovoltaic component and equipment (SMX-HZH-2020-013)	电能(北京）工程监理有限公司 Dianneng (Beijing) Engineering Supervision Co., Ltd.	15.6	履约中 During the performance
10	股权质押协议 Equity Pledge Agreement	南网融资租赁有限公司 CSPG Financial Lease Co., Ltd. 江苏弘之翰新能源有限公司 Jiangsu Hongzhihan New Energy Co., Ltd.

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
11	设备采购合同变更协议 Change Agreement for Equipment Purchasing Contract	江苏中弘光伏工程技术有限公司 Solarmax Technology (Jiangsu) Co., Ltd.		履约中 During the performance
12	电费收益权预质押协议 Agreement for Pre-pledging Electricity Income Right	南网融资租赁有限公司 CSPG Financial Lease Co., Ltd.		履约中 During the performance
13	融资租赁（直接租赁）合同 Financial Lease (Direct Lease) Contract	南网融资租赁有限公司 CSPG Financial Lease Co., Ltd.		履约中 During the performance
14	施工监理委托合同（SMX-HZH-2020-014） Commission contract for construction supervision (SMX-HZH-2020-014)	贵州西能电力建设有限公司 Guizhou Xineng Electric Power Construction Co., Ltd.		履约中 During the performance
15	黔西南州中弘新能源有限公司资产评估委托合同（SMX-HZH-2020-020） Commission Contract for Asset Appraisal of Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd. (SMX-HZH-2020-020)	贵州黔西南金元新能源有限公司 Southwest Guizhou Autonomous Prefecture Jinyuan New Energy Co., Ltd. 北京中同华资产评估有限公司 China Alliance Appraisal Co., Ltd.		履约中 During the performance

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
16	黔西南州中弘新能源有限公司财务审计业务约定书（SMX-HZH-2020-021） Financial audit agreement of Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd. (SMX-HZH-2020-021)	贵州黔西南金元新能源有限公司 Southwest Guizhou Autonomous Prefecture Jinyuan New Energy Co., Ltd. 信永中和会计师事务所（特殊普通合伙）长春分所 Shinewing Certified Public Accountants (Special General Partnership) Changchun Branch		履约中 During the performance
17	黔西南州中弘新能源有限公司财务尽职调查业务约定书（SMX-HZH-2020-022） Financial due diligence agreement of Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd. (SMX-HZH-2020-022)	贵州黔西南金元新能源有限公司 Southwest Guizhou Autonomous Prefecture Jinyuan New Energy Co., Ltd. 信永中和会计师事务所（特殊普通合伙）长春分所 Shinewing Certified Public Accountants (Special General Partnership) Changchun Branch		履约中 During the performance
18	咨询服务合同（龙广安叉电站配套110KV送出线路工程用地预审相关事项）（SMX-HZH-2020-018） Consulting service contract (Matters Related to the Prequalification of the Land for the Supporting 110KV Transmission Line Works) (SMX-HZH-2020-018)	陆柳 Lu Liu	6	已履约完 Performed

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
19	测绘合同(龙广安叉项目1：500地形图测绘）（SMX-HZH-2020-019） Surveying contract (surveying of 1:500 topographic map of Longguang Ancha Project) (SMX-HZH-2020-019)	黔西南州经纬勘测设计有限公司 Southwest Guizhou Autonomous Prefecture Longitude and Latitude Survey and Design Co., Ltd.	9.6	已履约完 Performed
20	林地占补平衡协议（龙广安叉项目）（林地占补2019-6009） Agreement for balance of the occupation and supplement of the forestland (Longguang Ancha Project) (Lin Di Zhan Bu 2019-6009)	黔西南州林业调查规划院 Forestry Survey and Planning Institute of Southwest Guizhou Autonomous Prefecture	9.7158	已履约完 Performed
21	接入系统设计委托合同（SMX-HZH-2020-017） Commission contract for design of access system (SMX-HZH-2020-017)	贵州省五建工程有限公司 No. 5 Construction Engineering Group Co., Ltd. of Guizhou Construction and Engineering Group	30	已履约完 Performed
22	太阳能光伏电站土地使用协议书 Agreement for Use of Land for Solar PV Plant	义龙新区新桥镇荷花村 Hehua Village, Xinqiao Town, Yilong New Area		履约中 During the performance

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
23	咨询服务合同（项目环境影响评价报告表）（SMX-HZH-2020-002） Consulting service contract (project environment impact assessment report table) (SMX-HZH-2020-002)	贵州省达济环保科技有限公司 Guizhou Province Daji Environmental Protection Technology Co., Ltd.	7.2	已履约完 Performed
24	竣工环境保护验收服务合同（SMX-HZH-2020-003） Service contract for the completion acceptance of environmental protection (SMX-HZH-2020-003)	黔西南州华科检测技术有限公司 Huake Testing Technology Co., Ltd. of Southwest Guizhou Autonomous Prefecture	6.5	履约中 During the performance
25	技术服务合同（项目水土保持方案编制、监测及评估验收）（SMX-HZH-2020-004） Technical service contract (preparation, monitoring, assessment and acceptance of the project water and soil conservation plan) (SMX-HZH-2020-004)	贵州安之和工程设计有限公司 Guizhou Anzhihe Engineering Design Co., Ltd.	20	履约中 During the performance
26	咨询服务合同（社会稳定风险评估）（SMX-HZH-2020-005） Consulting Service Contract (for Social Stability Risk Assessment) (SMX-HZH-2020-005)	贵州省达济环保科技有限公司 Guizhou Province Daji Environmental Protection Technology Co., Ltd.	7.8	已履约完 Performed
27	咨询服务合同（农业可行性研究报告）（SMX-HZH-2020-006） Consulting Service Contract (for Agricultural Feasibility Study Report) (SMX-HZH-2020-006)	贵州省达济环保科技有限公司 Guizhou Province Daji Environmental Protection Technology Co., Ltd.	8	已履约完 Performed

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
28	咨询服务合同（勘测定界报告）（SMX-HZH-2020-007） Consulting Service Contract (for Survey and Demarcation Report) (SMX-HZH-2020-007)	贵州省达济环保科技有限公司 Guizhou Province Daji Environmental Protection Technology Co., Ltd.	11.5	已履约完 Performed
29	技术服务合同（安全预评价报告）（SMX-HZH-2020-008） Technical Service Contract (for Safety Pre-Evaluation Report) (SMX-HZH-2020-008)	贵州峻良工程咨询有限公司 Guizhou Junliang Engineering Consulting Co., Ltd.	9.8	履约中 During the performance
30	技术服务合同（使用林地可行性研究报告&临时用地恢复生产条件方案报告）（SMX-HZH-2020-009） Technical service contract (feasibility study report for the use of forestland & scheme report for recovery of the production conditions of the land for temporary use) (SMX-HZH-2020-009)	贵州道生规划设计有限公司 Guizhou Daosheng Planning and Design Co., Ltd.	96.8	履约中 During the performance
30	建设用地地灾灾害危险性评估合同（SMX-HZH-2020-010） Contract for Geological Hazard Risk Assessment of Construction Site (SMX-HZH-2020-010)	贵州有色地质工程勘察公司 Guizhou Nonferrous Geological Engineering Survey Co., Ltd.	17	履约中 During the performance
31	建设工程勘察合同（SMX-HZH-2020-011） Construction Project Survey Contract (SMX-HZH-2020-011)	贵州有色地质工程勘察公司 Guizhou Nonferrous Geological Engineering Survey Co., Ltd.	49	已履约完 Performed
32	咨询服务合同（用地预审相关事项）（SMX-HZH-2020-011） Consulting Service Contract (for the related matters of pre-evaluation of the land for use) (SMX-HZH-2020-011)	陆柳 Lu Liu	6	已履约完 Performed

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
33	建设用地压覆矿产资源评估委托合同（SMX-HZH-2020-012） Contract for the Assessment of Mineral Resources below Construction Site (SMX-HZH-2020-012)	贵州有色地质工程勘察公司 Guizhou Nonferrous Geological Engineering Survey Co., Ltd.	21	履约中 During the performance
34	咨询服务合同（社会稳定风险评估报告）（SMX-HZH-2020-023） Consulting Service Contract (for Social Stability Risk Assessment Report) (SMX-HZH-2020-023)	贵州省达济环保科技有限公司 Guizhou Province Daji Environmental Protection Technology Co., Ltd.	7	已履约完 Performed
35	110KV送出线路工程建设用地地质灾害危险性评估合同（SMX-HZH-2020-024） Contract for the assessment of geological hazard in the land for construction use of 110KV Transmission Line Works (SMX-HZH-2020-024)	贵州有色地质工程勘察公司 Guizhou Nonferrous Geological Engineering Survey Co., Ltd.	14	履约中 During the performance
36	咨询服务合同（110KV送出线路工程环境影响评价报告）（SMX-HZH-2020-025） Consulting service contract (environment impact assessment report of 110KV Transmission Line Works) (SMX-HZH-2020-025)	贵州省达济环保科技有限公司 Guizhou Province Daji Environmental Protection Technology Co., Ltd.	25	履约中 During the performance
37	110KV送出线路工程水土保持方案编制及水土保持监测评估验收技术服务合同（SMX-HZH-2020-026） Technical Service Contract for Preparation of Water and Soil Conservation Plan in 110KV Transmission Line Works and Monitoring, Evaluation and Acceptance of Water and Soil Conservation (SMX-HZH-2020-026)	广西绿青蓝生态工程咨询有限公司贵阳分公司 Guangxi Lvqinglan Ecological Engineering Consulting Co., Ltd.	21	履约中 During the performance

合同编号：SMX-HZH-2020-031 Contract No.: SMX-HZH-2020-031
黔西南州中弘新能源有限公司70%股权的转让协议 Agreement on the Transfer of 70% of Equity Interests in Southwest Guizhou Autonomous Prefecture Zhonghong New Energies Co., Ltd.	GZ_AC_GC/GZXY2020_001

序号 No.	合同名称 Contract Name	对方单位 The other party's institution	合同金额（万元） Contract Amount (*10,000 RMB)	履行情况 The performance list
38	110KV送出线路工程建设用地压覆矿产资源评估委托合同（SMX-HZH-2020-027） Commission contract for the assessment of overlaid mineral resources in the land for construction use of 110KV Transmission Line Works (SMX-HZH-2020-027)	贵州有色地质工程勘察公司 Guizhou Nonferrous Geological Engineering Survey Co., Ltd.	18	已履约完 Performed
39	送出线路工程林业勘察报告技术服务合同（SMX-HZH-2020-028） Technical service contract for forestry survey report of the Transmission Line Works (SMX-HZH-2020-028)	贵州峻良工程咨询有限公司 Guizhou Junliang Engineering Consulting Co., Ltd.	12	履约中 During the performance
40	110KV送出线路工程勘测定界咨询服务合同（SMX-HZH-2020-029） Consulting service contract for engineering survey and demarcation in 110KV Transmission Line Works (SMX-HZH-2020-029)	贵州天木智绘科技有限公司 Guizhou Tianmu Zhihui Technology Co., Ltd.	6.5	履约中 During the performance
41	测绘协议书（1:500及分户地块图）（SMX-HZH-2020-030） Surveying and Mapping Agreement (1:500 and household plot map) (SMX-HZH-2020-030)	刘怀明测绘队 Surveying and Mapping Team of Liu Huaiming	9.7097178	已履约完 Performed
42	贵州电网有限责任公司2020年并网意向协议-义龙新区龙广安叉农业光伏电站（Y-647）
	Intent Agreement for Grid Connection of Guizhou Power Grid Co., Ltd. in 2020- Ancha Agricultural Photovoltaic Power Station of Xinqiao-Longguang Town in Yilong New Area (Y-647)	贵州电网有限责任公司 Guizhou Power Grid Co., Ltd.		履约中 During the performance